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                           DEBT FOR EQUITY EXCHANGE AGREEMENT

     This Debt For Equity Exchange Agreement, ("Agreement") is made the ____ day of February, 1997, between THERMACELL TECHNOLOGIES, INC. a Florida corporation ("Company") ___________ a resident of __________________
("Investor") and JOHN PIDORENKO ("Pidorenko").

                             W I T N E S S E T H

     WHEREAS, the Investor has previously purchased and acquired a Convertible Promissory Note payable from the Company in the aggregate principal amount of $__________, which amount is unpaid, plus accrued interest thereon ("Note");

     WHEREAS, the Company attempted a "best efforts" underwriting of its securities which was not successful, the results of which was to place the Company in a precarious financial condition in which it is not able to pay its debts and obligations as they become due;

     WHEREAS, Monroe Parker Securities, Inc. ("Underwriter") is willing to underwrite on a "firm commitment" basis $5,000,000 of the Company's equity which underwriting is in the best interest of the Company.

     WHEREAS, as a condition to this underwriting, the Underwriter is requiring the Company to substantially reduce its outstanding obligations through the conversion of debts to equity at one-half (1/2) the public offering price of $4.00 or $2.00 per share;

     WHEREAS, the Investor agrees that it is in the best interest of the Company to exchange the outstanding principal balance of the Note plus any accrued and unpaid interest thereon for shares of the Company's Common Stock, par value $.001 ("Stock") an exchange value of $2.00 per share, or 50% of the anticipated initial public offering price of $4.00 per unit;

     WHEREAS, Pidorenko agrees that this understanding is of direct benefit to himself and the Company.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the parties hereto agree as follows:

     1. The above recitals are true and correct and are incorporated herein by reference.

     2. Investor agrees to accept shares of the Company's Common Stock at a valuation of $2.00 per share in a sufficient number to equal the unpaid principal balance of the Investor's Note and accrued and unpaid interest thereon through March 30, 1997, in exchange for the Investor's cancellation of all obligations of the Company due Investor under such Promissory Note.

     3. Upon Investor's execution of this Agreement, Investor shall release the Company from all obligations the Company owes Investor under the Note, it being the express agreement of the Investor and the Company that the Investor shall receive shares of the Company's Stock valued at $2.00 per share as payment in full for the Company's obligations under said Note.

     4. By virtue of the execution of this Agreement and in consideration of an undertaking by the Underwriter in connection with the firm commitment offering of 1,250,000 Units of shares of the Company's Common Stock and Warrants, and the execution of an Underwriting Agreement between the Underwriter and the Company, the terms and conditions of which are hereby incorporated by reference, the Investor agrees with the Underwriter and the Company as follows:

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          (i)  The Investor agrees not to sell or otherwise dispose of all shares of the Company's Common Stock required by the Investor through the date of this Agreement for a period of at least two (2) years from the effective date of the Prospectus for the Company's firm commitment underwriting undertaken by the Underwriter, without the Underwriter's consent, except in private transactions in which the purchaser agrees to be bound by such lock-up agreement with the Underwriter. The Underwriter has the right to extend this lock-up period for one (1) additional year if the Company does not achieve during any 12 consecutive month period a cumulative pre-tax profit on income, calculated and in accordance with GAAP of at least $3,000,000.

     5. As additional consideration for the Investor accepting shares of the Company's Common Stock, Pidorenko agrees that until all investors are released from their lock-up agreements that his salary from the Company shall be limited to $90,000 per year and that no bonuses shall be paid him.

     6. The Investor is granted one time piggyback registration rights for a subsequent public offering of the Company's securities with the consent of Monroe Parker Securities, Inc.

     7. Investor represents and warrants as a condition to this Agreement that he or she has the right and power to acquire the stock which is the subject of this Agreement, and such purchase will not conflict with any other agreement or understandings to which Investor is a party or which he or she is bound.

     8. Investor acknowledges he has had the opportunity to ask any questions of and receive answers from the Company and authorized representatives of the Company concerning the business and affairs of the Company prior to purchasing the Stock hereunder. Accordingly, Purchaser represents that he has been given access to all information concerning the Company in which he desires in connection with his investment decision hereunder.

     9. Investor has adequate means of providing for his current needs and possible personal contingencies, and has no need for liquidity of his investment in the Stock. He can bear the economic risk of losing his entire investment; he has such knowledge and experience in financial matters that he is capable of evaluating the relative risks and merits of this investment; and he is acquiring the Stock for his own account, for investment only and not with a view toward the resale or distribution thereof.

     10. Investor acknowledges that he is aware that his investment involves a high degree risk of loss by him of his entire investment and that there are substantial restrictions on the transferability of the Stock; the Stock will not be, and Purchaser has no right to require that the Stock be, registered under the Securities Act of 1933 or any state securities laws; that there may be no public market for the Stock and that he may not be able to resell the Stock which he is purchasing.

     11. Investor understands that the Stock has not registered under federal or state securities laws on the grounds that this sale of stock is exempt from registration. He further acknowledges his understanding that the Company's reliance on such exemption is, in part, based upon the foregoing representations, warranties and covenants.

     12. This Agreement supersedes all previous written or oral agreements, undertakings or discussions between the Investor and the Company. The Investor releases the Company, other than the Company's obligations set forth in this Agreement, for any prior representation, statement, undertaking or agreement made by Mr. Pidorenko or any of the other officers, employees or agents of the Company. The Investor understands that any other agreements, arrangements or understandings are solely a personal obligation of the parties so involved and are not an agreement, obligation or undertaking of the Company.

     13. FOR FLORIDA RESIDENTS. These securities have not been registered under the Securities Act of 1933, as amended, or the Florida Securities Act, by reason of specific exemptions thereunder relating to the



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limited availability of the offering.  These securities cannot be sold, transfered, or otherwise disposed of to any person or entity unless they are subsequently registered or exemption from registration is available.

          The shares referred to herein will be sold to, and acquired, by the holder in a transaction exempt under Section 517.061 of the Florida Securities Act. The shares have not been registered under said act in the State of Florida. In addition, all Florida residents shall have the privilege of voiding the purchase within three (3) days after the first tender of consideration is made such purchase to the issuer, an agent of the issuer, or an escrow agent or within three (3) days after the availability of that privilege is communicated to said purchaser, whichever occurs later.

     14.  As of March 15, 1997, the unpaid principal balance of Investor's
Note is $_______ plus accrued and unpaid interest of $______ for a total obligation of $______. Accordingly, the Company shall issue the Investor a sufficient number of additional shares after adjusting for the prior conversions so that investor is issued a total of ______ shares of the Company's Common Stock to satisfy its obligations under the Note upon the Company's receipt of this Agreement executed by Investor.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                       INVESTOR

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                                       THERMACELL TECHNOLOGIES, INC.


                                       By:
                                           -----------------------------------

                                       Its:
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